COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2
dated July 19, 2019
to the Statement of Additional Information (“SAI”)
dated May 1, 2019

Effective July 1, 2019, the Board of Trustees of CREF (the “Board”) has appointed a new Board standing committee called the CREF Oversight Committee. Therefore, effective immediately, the following paragraph has been added after paragraph six in the sub-section entitled “Risk oversight” of the section entitled “Management of CREF” beginning on page 35 of the SAI:

The CREF Oversight Committee routinely monitors various aspects of the CREF product including the annuity features and expense allocation processes and methodologies. In addition, the CREF Oversight Committee oversees matters related to CREF’s structure, operations and marketing.

Effective immediately, the following hereby replaces in its entirety the table set forth under the sub-section entitled “Trustee and officer compensation” of the section entitled “Management of CREF” on page 41 of the SAI:

Trustee and officer compensation

The following table shows the compensation received from CREF and the TIAA-CREF Fund Complex by each non-officer Trustee for the year ended December 31, 2018. CREF’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of this chart, the TIAA-CREF Fund Complex consists of CREF, TCF, TCLF and VA-1, each a registered investment company.

Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]
Forrest Berkley[3]	$192,353.73	$53,270.58	$325,000.00
Joseph A. Boateng[4]	—	—	—
Janice C. Eberly[3]	175,140.41	47,055.68	295,916.67
Nancy A. Eckl	213,068.24	53,270.58	360,000.00
Michael A. Forrester[3]	210,109.03	53,270.58	355,000.00
Howell E. Jackson	210,109.03	53,270.58	355,000.00
Thomas J. Kenny[3]	255,976.87	53,270.58	432,500.00
Bridget Macaskill[5]	113,439.22	29,594.77	191,666.67
James M. Poterba[3]	226,384.71	53,270.58	382,500.00
Maceo K. Sloan	218,986.67	53,270.58	370,000.00
Laura T. Starks	222,537.73	53,270.58	376,000.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]	A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended December 31, 2018, Mr. Berkley elected to defer $235,000, Prof. Eberly elected to defer $151,492, Mr. Forrester elected to defer $265,000, Mr. Kenny elected to defer $342,500 and Prof. Poterba elected to defer $292,500 of total compensation from the TIAA-CREF Fund Complex.
[4]	Effective December 4, 2018, Mr. Boateng was appointed as a member of the Board and retained as a consultant to the Boards and Management Committee of TCF, TCLF and VA-1. For his service, Mr. Boateng received a consulting fee, in cash, equal to the compensation paid to an independent Trustee of the TIAA-CREF Fund Complex. On July 17, 2019, Mr. Boateng was elected as a member of the Boards and Management Committee of TCF, TCLF and VA-1.
[5]	Effective July 20, 2018, Ms. Macaskill no longer serves as a Trustee.

Effective immediately, the following paragraph hereby replaces in its entirety the fourth paragraph under the sub-section entitled “Trustee and officer compensation” of the section entitled “Management of CREF” on page 41 of the SAI:

The TIAA-CREF Fund Complex has a long-term compensation plan for Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $100,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. After the Trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

Effective immediately, the following hereby replaces in its entirety the sub-section entitled “Board committees” of the section entitled “Management of CREF” beginning on page 41 of the SAI:

Board committees

The Board has appointed the following standing and non-standing committees, each with specific responsibilities for aspects of CREF’s operations and whose charters are available upon request:

(1)	An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Accounts’ independent registered public accounting firm. During the fiscal year ended December 31, 2018, the Audit and Compliance Committee held six meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Kenny, Mr. Sloan and Prof. Starks. Mr. Sloan has been designated as an “audit committee financial expert” as defined by the rules of the SEC.
(2)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Accounts. During the fiscal year ended December 31, 2018, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Starks (chair), Prof. Eberly, Prof. Poterba and Mr. Sloan.
(3)	A CREF Oversight Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for cost allocations to and other unique aspects of CREF, matters related to CREF’s structure, operations and marketing, and coordination with the CREF Liaisons. (The “CREF Liaisons” are the personnel designated and assigned by management, in consultation with the Board, with responsibility for advocating on behalf of CREF with respect to ongoing expense allocation determinations.) The CREF Oversight Committee was established on July 1, 2019. The current members of the CREF Oversight Committee are Prof. Jackson (chair), Mr. Berkley, Ms. Eckl and Prof. Poterba.
(4)	An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for matters that arise between Board meetings. During the fiscal year ended December 31, 2018, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.
(5)	An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Accounts’ investments. During the fiscal year ended December 31, 2018, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Mr. Boateng, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Prof. Poterba and Prof. Starks.
(6)	A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of CREF, including nominating certain Accounts officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to CREF’s governing documents. During the fiscal year ended December 31, 2018, the Nominating and Governance Committee held nine meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Prof. Jackson and Mr. Kenny.
(7)	An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Accounts, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2018, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Boateng, Mr. Forrester and Prof. Jackson.
(8)	A Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by TCIM due to extraordinary circumstances. During the fiscal year ended December 31, 2018, the Special Valuation Committee held no meetings. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Trustee on the Board.

Participants can recommend, and the Nominating and Governance Committee will consider, nominees for election as Trustees by providing potential nominee names and background information to the Secretary of CREF. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

A40587 (7/19)